UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

Structured Products Corp.
on behalf of

TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5

(Exact name of registrant as specified in its charter)

Delaware	001-32123	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On June 3, 2010, $5,529,222 Certificate Principal Balance of Amortizing Class Certificates together with $17,190,000 Certificate Principal Balance of ZTF Class Certificates were exchanged for $17,190,000 principal amount of the Term Assets, all in accordance with the terms of the Trust Agreement.

On June 7, 2010, $5,926,464 Certificate Principal Balance of Amortizing Class Certificates together with $18,425,000 Certificate Principal Balance of ZTF Class Certificates were exchanged for $18,425,000 principal amount of the Term Assets, all in accordance with the terms of the Trust Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Schedule of Amortizing Payment for the Amortizing Class Certificates

2.	Schedule of Amounts Distributable Upon Special Event Redemption/Accreted Value/Ratios

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Stanley Louie
________________________________
Name: Stanley Louie
Title: Vice President, Finance Officer

June 16, 2010

EXHIBIT INDEX

Exhibit		Page
1.	Schedule of Amortizing Payment for the Amortizing Class Certificates	5
2.	Schedule of Amounts Distributable Upon Special Event Redemption/Accreted Value/Ratios	6

Exhibit 1

This Schedule Supercedes the Corresponding Schedule previously filed

Amortizing Class Certificates Schedule of Amortizing Payments

Distribution Date	Interest	Principal	Total Amortizing Payment	Balance

10/01/10	$407,706.17	$610,219.93	$1,017,926.10	$11,934,585.26
04/01/11	$387,874.02	$630,052.08	$1,017,926.10	$11,304,533.18
10/01/11	$367,397.33	$650,528.77	$1,017,926.10	$10,654,004.41
04/01/12	$346,255.14	$671,670.96	$1,017,926.10	$9,982,333.45
10/01/12	$324,425.84	$693,500.26	$1,017,926.10	$9,288,833.19
04/01/13	$301,887.08	$716,039.02	$1,017,926.10	$8,572,794.17
10/01/13	$278,615.81	$739,310.29	$1,017,926.10	$7,833,483.88
04/01/14	$254,588.23	$763,337.87	$1,017,926.10	$7,070,146.01
10/01/14	$229,779.75	$788,146.35	$1,017,926.10	$6,281,999.66
04/01/15	$204,164.99	$813,761.11	$1,017,926.10	$5,468,238.55
10/01/15	$177,717.75	$840,208.35	$1,017,926.10	$4,628,030.20
04/01/16	$150,410.98	$867,515.12	$1,017,926.10	$3,760,515.09
10/01/16	$122,216.74	$895,709.36	$1,017,926.10	$2,864,805.73
04/01/17	$93,106.19	$924,819.91	$1,017,926.10	$1,939,985.82
10/01/17	$63,049.54	$954,876.56	$1,017,926.10	$985,109.26
04/01/18	$32,016.05	$985,109.26	$1,017,125.31	$0.00

Exhibit 2

This Schedule Supercedes the Corresponding Schedule previously filed

Amounts Distributable Upon Special Event Redemption/Accreted Value/Ratios

			Accreted Value
Distribution Date	AMT Class	ZTF Class	Term Assets	Amt Cert	ZTF Class

10/01/10	40.48%	59.52%	$29,480,407.34	$11,934,585.26	$17,545,822.09
04/01/11	38.34%	61.66%	$29,481,300.60	$11,304,533.18	$18,176,767.42
10/01/11	36.14%	63.86%	$29,482,224.72	$10,654,004.41	$18,828,220.31
04/01/12	33.86%	66.14%	$29,483,180.78	$9,982,333.45	$19,500,847.33
10/01/12	31.50%	68.50%	$29,484,169.88	$9,288,833.19	$20,195,336.69
04/01/13	29.07%	70.93%	$29,485,193.16	$8,572,794.17	$20,912,398.99
10/01/13	26.57%	73.43%	$29,486,251.81	$7,833,483.88	$21,652,767.93
04/01/14	23.98%	76.02%	$29,487,347.04	$7,070,146.01	$22,417,201.03
10/01/14	21.30%	78.70%	$29,488,480.13	$6,281,999.66	$23,206,480.47
04/01/15	18.54%	81.46%	$29,489,652.37	$5,468,238.55	$24,021,413.82
10/01/15	15.69%	84.31%	$29,490,865.12	$4,628,030.20	$24,862,834.92
04/01/16	12.75%	87.25%	$29,492,119.79	$3,760,515.09	$25,731,604.70
10/01/16	9.71%	90.29%	$29,493,417.82	$2,864,805.73	$26,628,612.09
04/01/17	6.58%	93.42%	$29,494,760.70	$1,939,985.82	$27,554,774.89
10/01/17	3.34%	96.66%	$29,496,150.00	$985,109.26	$28,511,040.74
04/01/18	0.00%	100.00%	$29,497,587.30	$0.00	$29,497,587.30